                                                                                                                      Exhibit 99.1

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                  Three-Months Ended March 31, 2006
                                                        (in Millions and USD)

                                                                                                                       Consolidated
                                Entity 1       Entity 2       Entity 3       Entity 4       Entity 5     Eliminations      SESA
                              -----------------------------------------------------------------------------------------------------

 Net sales                      $ 105            $ 3           $ 16            $ 7            $ -            $ -          $ 131
 Cost of goods sold                83              2             11              6              -              -            102
                              -----------------------------------------------------------------------------------------------------
     Gross Profit                  22              1              5              1              -              -             29

 MAT expense                       10              1              1              -              -              -             12
                              -----------------------------------------------------------------------------------------------------
     Operating Income              12              -              4              1              -              -             17

 Interest income                    -              -              -              -              1              -              1
 Other income (Expense)            (1)             -              -              -              1              -              -
                              -----------------------------------------------------------------------------------------------------
     EBIT                          11              -              4              1              2              -             18

 Interest expense                   5              -              -              -              -              -              5
                              -----------------------------------------------------------------------------------------------------
     Income Before Taxes            6              -              4              1              2              -             13

 Income tax expense                 2              -              1              -              -              -              3
                              -----------------------------------------------------------------------------------------------------
    Net Income                  $   4            $ -           $  3            $ 1            $ 2            $ -          $  10
                              =====================================================================================================

                                                      SESA and Subsidiaries
                                                     Statement of Operations
                                                 Three-Months Ended March 31, 2005
                                                      (in Millions and USD)



                                                                                                                   Consolidated
                                     Entity 1     Entity 2     Entity 3     Entity 4     Entity 5     Eliminations     SESA
                                    --------------------------------------------------------------------------------------------

 Net sales                            $ 113         $ 3         $ 11          $ 8          $ -            $ -          $ 135
 Cost of goods sold                      90           2            8            6            -              -            106
                                    --------------------------------------------------------------------------------------------
     Gross Profit                        23           1            3            2            -              -             29

 MAT expense                              9           1            2            1            -              -             13
                                    --------------------------------------------------------------------------------------------
     Operating Income                    14           -            1            1            -              -             16

 Interest income                          -           -            -            -            1              -              1
 Other income                             1           -            -            -            1              -              2
                                    --------------------------------------------------------------------------------------------
     EBIT                                15           -            1            1            2              -             19

 Interest expense                         6           -            -            -            -              -              6
                                    --------------------------------------------------------------------------------------------
     Income Before Taxes                  9           -            1            1            2              -             13

 Income tax expense                       4           -            -            -            -              -              4
                                    --------------------------------------------------------------------------------------------
    Net Income                        $   5         $ -         $  1          $ 1          $ 2            $ -          $   9
                                    ============================================================================================


                                                      SESA and Subsidiaries
                                                 Statement of Financial Position
                                                       As of March 31, 2006
                                                      (in Millions and USD)


                                                                                                                   Consolidated
                                     Entity 1     Entity 2     Entity 3     Entity 4     Entity 5     Eliminations     SESA
                                    --------------------------------------------------------------------------------------------

 Current Assets:
 Cash and cash equivalents            $  41         $ 1         $  4          $  1         $   1          $   -        $ 48
 Trade and notes receivable, net         64           2            8             3             -              -          77
 Miscellaneous receivables               16           -            -             2            11             (1)         28
 Inventories                             37           2            3            12             -              -          54
 Prepaid expenses                         1           -            2             -             -              -           3
 Current deferred taxes                   1           -            -             -             -              -           1
                                    --------------------------------------------------------------------------------------------
     Total Current Assets               160           5           17            18            12             (1)        211

 Investments in affiliates              263           -            3             -           135           (179)        222
 Property, plant and equipment, net      46           -           31             3             -              -          80
 Intangible assets, net                   -           4            5             1             -              -          10
 Other assets                            15           -            -             5             1              -          21
                                    --------------------------------------------------------------------------------------------
 Total Assets                         $ 484         $ 9         $ 56          $ 27         $ 148          $(180)       $544
                                    ============================================================================================

 Current Liabilities:
 Accounts payable                     $  16         $ -         $  2          $  1         $   -          $   -        $ 19
 Accrued liabilities                     57           3            6            11             3             (1)         79
 Short-term debt                          3           -            -             8             -            (11)          -
                                    --------------------------------------------------------------------------------------------
     Total Current Liabilities           76           3            8            20             3            (12)         98

 Long-term debt                         251           -            -             -             -              -         251
 Non-current deferred taxes               6           -            1             1             -              -           8
 Postretirement liabilities               1           -            -             -             -              -           1
 Other liabilities                        -           -            2             1             -              -           3
                                    --------------------------------------------------------------------------------------------

 Total Liabilities                      334           3           11            22             3            (12)        361

 Shareholders' Equity                   150           6           45             5           145           (168)        183

                                    --------------------------------------------------------------------------------------------
 Total Liabilities and
  Shareholders' Equity                $ 484         $ 9         $ 56          $ 27         $ 148          $(180)       $544
                                    ============================================================================================

                                                     SESA and Subsidiaries
                                                Statement of Financial Position
                                                     As of March 31, 2005
                                                    (in Millions and USD)


                                                                                                                   Consolidated
                                     Entity 1     Entity 2     Entity 3     Entity 4     Entity 5     Eliminations     SESA
                                    --------------------------------------------------------------------------------------------

 Current Assets:
 Cash and cash equivalents            $ 13          $ -         $  4           $ 2         $  -           $   -        $  19
 Trade and notes receivable, net        64            2            2             3            -               -           71
 Miscellaneous receivables              20            -            -             1            9              (1)          29
 Inventories                            36            3            3             9            -               -           51
 Prepaid expenses                        2            -            1             -            -               -            3
 Current deferred taxes                  1            -            -             -            -               -            1
                                    --------------------------------------------------------------------------------------------
     Total Current Assets              136            5           10            15            9              (1)         174

 Investments in affiliates             276            -            -             -          145            (185)         236
 Property, plant and equipment, net     50            -           36             2            -               -           88
 Intangible assets, net                  -            4            7             1            -               -           12
 Other assets                           19            -            -             5            1               -           25
                                    --------------------------------------------------------------------------------------------
 Total Assets                         $481          $ 9         $ 53           $23         $155           $(186)       $ 535
                                    ============================================================================================

 Current Liabilities:
 Accounts payable                     $ 15          $ -         $  1           $ 2         $  -           $   -        $  18
 Accrued liabilities                    56            3            6             7            2              (2)          72
 Short-term debt                         -            -            2             8            6             (16)           -
                                    --------------------------------------------------------------------------------------------
     Total Current Liabilities          71            3            9            17            8             (18)          90

 Long-term debt                        270            -            -             1            -               -          271
 Non-current deferred taxes              -            -            2             -            -               -            2
 Postretirement liabilities              2            -            -             -            -               -            2
 Other liabilities                       -            -            1             -            -               -            1
                                    --------------------------------------------------------------------------------------------

 Total Liabilities                     343            3           12            18            8             (18)         366

 Shareholders' Equity                  138            6           41             5          147            (168)         169

                                    --------------------------------------------------------------------------------------------
 Total Liabilities and Shareholders'
  Equity                              $481          $ 9         $ 53           $23         $155           $(186)       $ 535
                                    ============================================================================================

                                                    SESA and Subsidiaries
                                                    Statement of Cash Flows
                                                Three-Months Ended March 31, 2006
                                                     (in Millions and USD)



                                                                                                                   Consolidated
                                     Entity 1     Entity 2     Entity 3     Entity 4     Entity 5     Eliminations     SESA
                                    --------------------------------------------------------------------------------------------

 Operating Activities:
 Net income                           $  4          $ -         $ 3           $ 1          $ 2            $ -          $ 10
 Income and deferred taxes               2            -           -             -            -              -             2
 Depreciation and amortization           3            -           1             -            -              -             4
 Accounts receivable                     5           (1)         (4)            1            -              -             1
 Inventories                            (3)           -           2            (4)           -              -            (5)
 Accounts payable                        2            -          (1)            -            -              -             1
 Other assets and liabilities           (6)           -          (1)            1            -              -            (6)
                                    -------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                             7           (1)          -            (1)           2              -             7

 Investing Activities:
 Property, plant and equipment
  purchases                             (2)           -          (1)           (1)           -              -            (4)
                                    -------------------------------------------------------------------------------------------
 Cash Used in Investing Activities      (2)           -          (1)           (1)           -              -            (4)

 Financing Activities:
 Net intercompany transactions           5            1           -             -           (2)             -             4
                                    -------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                   5            1           -             -           (2)             -             4
                                    -------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and
  Cash Equivalents                      10            -          (1)           (2)           -              -             7
 Cash and Cash Equivalents:
 Beginning of period                    31            1           5             3            1              -            41
                                    -------------------------------------------------------------------------------------------
 End of period                        $ 41          $ 1         $ 4           $ 1          $ 1            $ -          $ 48
                                    ===========================================================================================

                                                    SESA and Subsidiaries
                                                   Statement of Cash Flows
                                              Three-Months Ended March 31, 2005
                                                    (in Millions and USD)


                                                                                                                   Consolidated
                                     Entity 1     Entity 2     Entity 3     Entity 4     Entity 5     Eliminations     SESA
                                    --------------------------------------------------------------------------------------------

 Operating Activities:
 Net income                           $  5          $ -         $ 1           $ 1          $ 2            $ -          $  9
 Income and deferred taxes               4            -           -             -            -              -             4
 Depreciation and amortization           3            -           1             -            -              -             4
 Accounts receivable                    16           (1)         (1)            3            -              -            17
 Inventories                             2            -           2             2            -              -             6
 Accounts payable                       (4)           -          (1)           (1)          (1)             -            (7)
 Other assets and liabilities          (20)           -           -            (4)           -              -           (24)
                                    --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                             6           (1)          2             1            1              -             9

 Investing Activities:
 Property, plant and equipment
  purchases                             (1)           -          (1)            -            -              -            (2)
                                    --------------------------------------------------------------------------------------------
 Cash Used in Investing Activities      (1)           -          (1)            -            -              -            (2)

 Financing Activities:
 Net intercompany transactions           -            1           1             -           (2)             -             -
                                    --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                   -            1           1             -           (2)             -             -
                                    --------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and
  Cash Equivalents                       5            -           2             1           (1)             -             7

 Cash and Cash Equivalents:
 Beginning of period                     8            -           2             1            1              -            12
                                    --------------------------------------------------------------------------------------------
 End of period                        $ 13          $ -         $ 4           $ 2          $ -            $ -          $ 19
                                    ============================================================================================